Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
John C. Popeo, Treasurer
(617) 332-3990
www.hrpreit.com

HRPT Properties Trust

Announces Financial Results for the

Periods Ended September 30, 2003

Newton, MA (November 11, 2003):  HRPT Properties Trust (NYSE: HRP) today announced its financial results for the periods ended September 30, 2003, together with comparative results for the 2002 periods as follows:

(in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Total revenues	$127,538	$102,067	$369,891	$301,471
Net income	$24,619	$27,203	$79,282	$75,179
Net income available for common shareholders	$13,119	$20,953	$44,782	$59,054
FFO	$56,547	$48,161	$164,092	$138,859
FFO available for common shareholders	$45,047	$41,911	$129,592	$122,734
Common distributions paid	$28,555	$25,765	$80,103	$77,287

Per common share:
Net income available for common shareholders	$0.09	$0.16	$0.33	$0.46
FFO available for common shareholders	$0.32	$0.33	$0.97	$0.95
Common distributions paid	$0.20	$0.20	$0.60	$0.60

Weighted average common shares outstanding	142,717	128,824	134,079	128,814

HRPT Properties Trust is a real estate investment trust headquartered in Newton, MA.  HRPT owns office buildings with approximately 26 million square feet that are located throughout the United States.

(end)

HRPT Properties Trust

Statement of Income and Funds From Operations

(in thousands, except per share data)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Revenues:
Rental income	$127,434	$100,951	$369,637	$298,748
Interest and other income	104	1,116	254	2,723
Total revenues	127,538	102,067	369,891	301,471
Expenses:
Operating expenses	50,034	37,339	141,745	109,222
Interest (including amortization of note discounts and deferred financing fees of $1,480, $1,329, $4,466 and $3,980, respectively)	24,046	21,346	74,187	64,505
Depreciation and amortization (3)	27,774	16,928	68,943	49,731
General and administrative	4,951	3,916	14,323	11,792
Loss on early extinguishment of debt	—	119	3,238	3,463
Total expenses	106,805	79,648	302,436	238,713
Income before equity in earnings of equity investments	20,733	22,419	67,455	62,758
Equity in earnings of Senior Housing Properties Trust and Hospitality Properties Trust	3,886	4,784	11,827	13,842
Loss on equity transaction of equity investments (1)	—	—	—	(1,421)
Net income	24,619	27,203	79,282	75,179
Preferred distributions	(11,500)	(6,250)	(34,500)	(16,125)
Net income available for common shareholders	$13,119	$20,953	$44,782	$59,054

Calculation of FFO: (2)
Income before equity in earnings of equity investments	$20,733	$22,419	$67,455	$62,758
Loss on early extinguishment of debt:
Add: amount included in total expenses	—	119	3,238	3,463
Less: portion settled in cash	—	(105)	—	(3,373)
Real estate depreciation and amortization	27,774	16,928	68,943	49,731
FFO from equity investments of Senior Housing and Hospitality Properties	8,040	8,800	24,456	26,280
FFO	56,547	48,161	164,092	138,859
Preferred distributions	(11,500)	(6,250)	(34,500)	(16,125)
FFO available for common shareholders	$45,047	$41,911	$129,592	$122,734

Weighted average common shares outstanding	142,717	128,824	134,079	128,814

Per common share:
Net income available for common shareholders	$0.09	$0.16	$0.33	$0.46
FFO available for common shareholders	$0.32	$0.33	$0.97	$0.95
Common distributions paid	$0.20	$0.20	$0.60	$0.60

(1)    We account for our common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  Accordingly, we recognized a loss of $1.4 million during the nine months ended September 30, 2002, as a result of a share issuance by Senior Housing at a price below our then per share carrying value.

(2)    We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

(3)    Includes amortization of origination value included in acquired real estate leases totaling $6.1 million for the three and nine months ended September 30, 2003, pursuant to Statement of Financial Accounting Standard (“SFAS”) No. 141, “Business Combinations.”

HRPT Properties Trust

Balance Sheet

(dollars in thousands)

	September 30, 2003	December 31, 2002
Assets
Real estate properties, at cost	$3,375,353	$3,074,656
Accumulated depreciation	(342,828)	(284,548)
	3,032,525	2,790,108
Acquired real estate leases (1)	45,651	33,017
Equity investments	255,361	264,087
Cash and cash equivalents	21,044	12,384
Other assets	140,220	122,056
Total assets	$3,494,801	$3,221,652
Liabilities and Shareholders’ Equity
Indebtedness	$1,379,903	$1,215,977
Acquired real estate lease obligations (1)	16,835	15,312
Other liabilities	81,526	64,090
Shareholders’ equity:
Preferred (20,000,000 shares outstanding)	482,935	482,935
Common (142,774,177 and 128,825,247 shares outstanding)	1,533,602	1,443,338
Total liabilities and shareholders’ equity	$3,494,801	$3,221,652

(1)    Reflects estimated allocations of property purchase prices to the value of in-place leases pursuant to SFAS No. 141.  Reclassifications have been made to prior year financial statements to conform to the current period presentation.

Additional Data

(amounts in thousands unless otherwise stated)

•                  Equity in earnings, FFO and cash distributions from equity investments include earnings, FFO and cash distributions from Hospitality Properties and Senior Housing as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Equity in earnings of equity investments:
Hospitality Properties	$1,639	$1,948	$4,887	$5,823
Senior Housing	2,247	2,836	6,940	8,019
	$3,886	$4,784	$11,827	$13,842

FFO from equity investments:
Hospitality Properties	$3,658	$4,039	$10,954	$11,841
Senior Housing	4,382	4,761	13,502	14,439
	$8,040	$8,800	$24,456	$26,280

Cash distributions from equity investments:
Hospitality Properties	$2,880	$2,880	$8,640	$8,560
Senior Housing	3,971	3,971	11,913	11,784
	$6,851	$6,851	$20,553	$20,344

•                  Total property level revenue and net operating income (rental income less operating expenses) were as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Property level revenue: (1)
Metro Philadelphia, PA	$38,148	$24,106	$105,612	$70,481
Metro Washington, DC	16,301	13,580	50,496	40,036
Southern California	11,804	10,804	35,548	30,050
Metro Boston, MA	11,631	8,263	30,788	25,208
Metro Austin, TX	10,464	11,270	32,391	37,407
Other markets	39,086	32,928	114,802	95,566
Total	$127,434	$100,951	$369,637	$298,748

Property level net operating income:
Metro Philadelphia, PA	$22,824	$14,665	$61,329	$42,518
Metro Washington, DC	10,155	8,895	33,162	26,497
Southern California	8,335	7,650	25,218	21,107
Metro Boston, MA	8,116	5,942	21,786	18,996
Metro Austin, TX	4,856	6,207	16,283	20,661
Other markets	23,114	20,253	70,114	59,747
Total	$77,400	$63,612	$227,892	$189,526

(1)     Includes some triple net lease revenues.

•                  Comparable property level revenue and net operating income (rental income less operating expenses) for properties owned by us continuously since July 1, 2002, were as follows:

	Quarter Ended September 30,
	2003	2002
Property level revenue: (1)
Metro Philadelphia, PA	$23,822	$24,106
Metro Washington, DC	12,440	13,403
Southern California	9,604	10,083
Metro Boston, MA	9,505	8,263
Metro Austin, TX	10,464	11,270
Other markets	30,456	32,919
Total	$96,291	$100,044

Property level net operating income:
Metro Philadelphia, PA	$13,612	$14,665
Metro Washington, DC	7,675	8,745
Southern California	6,445	6,980
Metro Boston, MA	6,438	5,942
Metro Austin, TX	4,856	6,208
Other markets	17,625	20,244
Total	$56,651	$62,784

(1)           Includes some triple net lease revenues.

•                  Rental income includes non cash straight line rent adjustments, FAS 141 lease value amortization and lease termination fees as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Non cash straight line rent adjustments	$4,226	$2,493	$11,892	$7,317
FAS 141 lease value amortization	$1,035	$—	$1,035	$—
Lease termination fees	$2,118	$70	$2,589	$1,442

•                  Interest expense excludes capitalized interest as follows:

Quarter Ended September 30,		Nine Months Ended September 30,
2003	2002	2003	2002
$—	$1,389	$—	$2,832

•                  Cash expenditures made and capitalized for tenant improvements, leasing costs, building improvements, and development and redevelopment activities were as follows:

	Quarter Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Tenant improvements	$7,059	$8,661	$18,935	$16,718
Leasing costs	$3,728	$2,195	$7,275	$6,614
Building improvements	$4,722	$2,067	$10,689	$5,883
Development and redevelopment activities	$30	$7,733	$6,721	$13,033

•                  Rents charged for office space which was renewed or released during the quarter ended September 30, 2003, were approximately 4% higher than rents previously charged for the same space.  Commitments made for expenditures in connection with leasing this space were as follows:

	Total	Renewals	New Leases
Square feet leased during the quarter	774	514	260
Total commitments for tenant improvements and leasing costs	$14,568	$7,827	$6,741
Average lease term (years)	9.9	11.1	7.6
Leasing costs per square foot per year (whole dollars)	$1.90	$1.37	$3.41

•                  Debt maturities and weighted average interest rates as of September 30, 2003, were as follows:

Year of Maturity	Scheduled Principal Payments During Period		Weighted Average Interest Rate
2003	$1,739		7.4%
2004	9,908		7.9%
2005	107,119		6.7%
2006	167,656	(1)	2.2%
2007	17,400		7.9%
2008	23,954		7.1%
2009	5,862		6.9%
2010	55,567		8.6%
2011	226,967		6.8%
2012 and thereafter	780,387	(2)	7.0%
Total	$1,396,559		6.4%

(1)          Includes $160,000 outstanding on our $560,000 revolving bank credit facility at a variable rate of interest of LIBOR plus a spread, totaling 2.0% per annum at September 30, 2003, and repaid on October 30, 2003.

(2)          Includes $143,000 of 8.50% notes callable at par on or after November 15, 2003.

•                  As of September 30, 2003, tenants responsible for more than 1% of total annualized rent were as follows:

Tenant	Annualized Rent (1)	% of Annualized Rent
	(in millions)
U. S. Government	$88.2	17.6%
GlaxoSmithKline plc	14.5	2.9%
Towers, Perrin, Forster & Crosby, Inc.	12.7	2.5%
PNC Financial Services Group	11.6	2.3%
Tyco International Ltd	9.8	1.9%
Solectron Corporation	9.0	1.8%
Wachovia Corporation	9.0	1.8%
Ballard Spahr Andrews & Ingersoll, LLP	7.5	1.5%
Mellon Financial Corporation	7.4	1.5%
FMC Corporation	7.4	1.5%
Fallon Clinics	7.2	1.4%
Comcast Corporation	6.0	1.2%
Other tenants	312.0	62.1%
Over one thousand tenants	$502.3	100.0%

(1)          Annualized rent is rents pursuant to signed leases as of September 2003 plus expense reimbursements and includes some triple net lease rents.  Excludes FAS 141 lease value amortization.

HRPT Properties Trust

Additional Data

(dollars and square feet in thousands
unless otherwise stated)

•                  Property and occupancy statistics as of September 30, 2003 and 2002, were as follows:

	All Properties		Comparable Properties (1)
	2003	2002	2003	2002

Total properties	224	202	199	199
Total square feet	25,785	20,664	19,777	19,777
Square feet leased (2)	23,473	19,047	17,622	18,173
Percentage leased	91.0%	92.2%	89.1%	91.9%

(1)          Includes properties owned by us continuously since July 1, 2002.

(2)          Square feet leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

•                  Properties acquired during the nine months ended September 30, 2003, were as follows:

Date Acquired	Location	Number of Buildings	Square Feet	Purchase Price (1)	Largest Tenant
1/28/03	Baltimore, MD	1	551	$63,067	The Johns Hopkins University
2/13/03	Foxborough, MA	1	209	30,100	Commercial Union Insurance Company
5/23/03	Fort Worth, TX	1	666	47,750	Motorola, Inc.
6/30/03	Erlanger, KY	1	86	13,500	GE Capital Information Technology Solutions
7/24/03	Meriden, CT	1	48	7,600	Verizon Wireless
8/01/03	Mansfield, MA	3	384	42,000	Tyco Healthcare Group LP
8/29/03	Windsor, CT	1	121	13,650	Orion Capital Companies, Inc.
9/05/03	Mansfield, MA	2	190	22,750	Tyco Healthcare Group LP
9/17/03	Albuquerque, NM	2	291	40,000	Boeing-SVS, Inc.
		13	2,546	$280,417

(1)          Excludes closing costs.

•                  Lease expiration data at September 30, 2003, was as follows:

	Total	2003	2004	2005	2006 and After
Metro Philadelphia, PA
Total square feet	5,468
Leased square feet (1)	5,296	84	603	397	4,212
Annualized rent (2)	$133,261	$1,867	$14,408	$9,302	$107,684
Metro Washington, DC
Total square feet	2,557
Leased square feet (1)	2,326	52	266	673	1,335
Annualized rent (2)	$65,147	$1,747	$5,590	$15,231	$42,579
Southern California
Total square feet	1,729
Leased square feet (1)	1,662	70	82	40	1,470
Annualized rent (2)	$47,370	$3,143	$4,580	$2,320	$37,327
Metro Boston, MA
Total square feet	2,573
Leased square feet (1)	2,300	20	213	182	1,885
Annualized rent (2)	$48,543	$613	$3,729	$6,900	$37,301
Metro Austin, TX
Total square feet	2,843
Leased square feet (1)	2,294	115	295	215	1,669
Annualized rent (2)	$40,863	$2,604	$5,712	$5,278	$27,269
Other markets
Total square feet	10,615
Leased square feet (1)	9,595	156	651	898	7,890
Annualized rent (2)	$167,081	$3,438	$13,595	$14,748	$135,300
Total
Total square feet	25,785
Leased square feet (1)	23,473	497	2,110	2,405	18,461
Percent of total leased square feet	100.0%	2.1%	9.0%	10.2%	78.7%
Annualized rent (2)	$502,265	$13,412	$47,614	$53,779	$387,460

(1)          Leased square feet includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2)          Annualized rent is rents pursuant to signed leases as of September 2003 plus expense reimbursements and includes some triple net lease rents.  Excludes FAS 141 lease value amortization.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Leverage and coverage ratios were as follows:

Leverage Ratios	September 30, 2003	December 31, 2002
Total Debt / Total Assets	39.5%	37.7%
Total Debt / Real Estate Properties, at Cost	40.2%	39.1%
Total Debt / Total Book Capitalization	40.6%	38.7%
Mortgage Debt / Total Debt	24.1%	27.6%
Mortgage Debt / Total Assets	9.5%	10.4%
Variable Rate Debt / Total Book Capitalization	4.7%	1.2%

	Quarter Ended September 30,				Nine Months Ended September 30,
Coverage Ratios	2003		2002		2003		2002
Net income	$24,619		$27,203		$79,282		$75,179
Loss on early extinguishment of debt	—		119		3,238		3,463
Loss on equity transaction of equity investments	—		—		—		1,421
Interest expense	24,046		21,346		74,187		64,505
Distributions in excess of earnings from equity investments	2,965		2,067		8,726		6,502
Depreciation and amortization	27,774		16,928		68,943		49,731
EBITDA (1)	$79,404		$67,663		$234,376		$200,801

EBITDA / Interest Expense	3.3	x	3.2	x	3.2	x	3.1	x
EBITDA / Interest Expense + Capitalized Interest	3.3	x	3.0	x	3.2	x	3.0	x
EBITDA / Interest Expense + Preferred Distributions	2.2	x	2.5	x	2.2	x	2.5	x
EBITDA / Interest Expense + Preferred Distributions +Capitalized Interest	2.2	x	2.3	x	2.2	x	2.4	x

					Nine Months Ended September 30,
Cash Flow Data					2003		2002
Cash flow from (used in):
Operating activities					$146,292		$132,108
Investing activities					$(307,898)		$(206,682)
Financing activities					$170,266		$209,201

(1)          We compute earnings before interest, taxes, depreciation and amortization, or EBITDA, as net income plus loss on early extinguishment of debt, loss on equity transaction of equity investments, interest expense, distributions in excess of earnings from equity investments and depreciation and amortization.  We consider EBITDA to be an appropriate measure of performance, along with net income and cash flow from operating, investing and financing activities.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.